Exhibit 32.1
CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 of Everest Reinsurance Holdings, Inc., a corporation organized under the laws of Delaware (the “Company”), filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. ss. 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
August 13, 2026

/S/ JAMES WILLIAMSON
James Williamson
President and
Chief Executive Officer

/S/ ELIAS HABAYEB
Elias Habayeb
Executive Vice President and
Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)